UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2014

Date of report (Date of earliest event reported)

LifeLock, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway

Suite 400

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

(480) 682-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 19, 2014, LifeLock, Inc. (“LifeLock”) entered into a First Amendment to Technology Services Agreement (the “First Amendment”) with CSIdentity Corporation (“CSI”), which amends that certain Technology Services Agreement dated January 16, 2014 (the “Agreement”). Pursuant to the First Amendment, LifeLock and CSI agreed to amend the Agreement to address certain custom rates for Discount Customers (as defined in the First Amendment) and to amend certain business terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.

Date: November 21, 2014	By:	/s/ Chris Power
Chris Power
Chief Financial Officer

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